                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                FMC CORPORATION
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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Notes:

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                               Chicago, Illinois
                                                                  March 12, 1996

To the Stockholders:

The Annual Meeting of the Stockholders of FMC Corporation (the "Company") will be held at the Indiana Room on Lower Level One, Amoco Building, 200 East Randolph Drive, Chicago, Illinois, on Friday, April 19, 1996, at 2:00 p.m. for the following purposes:

  1. To elect four directors of the Company for a term expiring at the 1999 Annual Meeting of Stockholders;

  2. To ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for fiscal year 1996; and

  3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on February 29, 1996, are entitled to notice of, and to vote at, the meeting and at any adjournment or postponement thereof. A complete list of such stockholders will be open for examination by any stockholder for any purpose germane to the meeting at the principal executive office of the Company located at 200 East Randolph Drive, Chicago, Illinois, for a period of 10 days prior to the meeting.

IF YOU DO NOT EXPECT TO ATTEND IN PERSON, PLEASE SIGN AND RETURN THE ENCLOSED PROXY.

                                  By order of the Board of Directors

                                  Robert L. Day
                                  Secretary

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                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
 Solicitation..............................................................   1
    I. Election of Directors..............................................    1
       Nominees for Director..............................................    2
       Directors Continuing in Office.....................................    4
       Information Concerning the Board of Directors......................    9
       Security Ownership of the Company..................................   11
   II. Ratification of Selection of Independent Auditors..................   14
  III. Executive Compensation.............................................   14
       Summary Compensation Table.........................................   14
       Option Grants......................................................   15
       Aggregated Option Exercises in 1995 and Year-End Option Values.....   16
       Long-Term Incentive Plan...........................................   17
       Retirement Plans...................................................   18
       Termination of Employment and Change of Control Arrangements.......   19
       Report of the Compensation Committee on Executive Compensation.....   20
       Stockholder Return Performance Presentation........................   23
   IV. Vote Required......................................................   24
    V. Compliance with Section 16(a) of the Securities Exchange Act.......   24
   VI. Proposals for 1997 Annual Meeting..................................   25
  VII. Other Matters......................................................   25

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PROXY STATEMENT

FMC Corporation
200 East Randolph Drive
Chicago, Illinois 60601

                                                                  March 12, 1996

SOLICITATION

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of FMC Corporation, a Delaware corporation ("FMC" or the "Company") from holders of the Company's outstanding shares of common stock, par value of $.10 per share (the "Common Stock") for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the time and place and for the purposes set forth in the accompanying Notice. Proxies furnished may be revoked by a stockholder at any time prior to their use, and the shares represented by the proxies received will be voted as directed. If no direction is given, the shares will be voted as recommended by the Board of Directors.

The Company will pay all expenses connected with the solicitation of proxies. In addition to solicitation by mail, officers, directors and regular employees of the Company may solicit proxies by telephone, telegraph or personal call without special compensation therefor. The Company expects to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy material for beneficial owners.

Only holders of record of Common Stock at the close of business on February 29, 1996, are entitled to vote at the annual meeting. On that date there were issued and outstanding 36,841,410 shares of Common Stock. Each of such shares is entitled to one vote.

The annual report of the Company for the year 1995, including financial statements, and this proxy statement and accompanying form of proxy were mailed on March 12, 1996, to all stockholders of record as of February 29, 1996.

I. ELECTION OF DIRECTORS

The Company's Certificate of Incorporation provides for three classes of directors of as nearly equal size as possible. The term of each class of directors is three years, and the term of one class expires each year in rotation. The term of the directors comprising Class I expires at the 1996 annual meeting of the Company's stockholders.

At the present time it is intended that shares represented by the proxies received will be voted for the election of Messrs. Burt, Francois-Poncet, Gyllenhammar and Meyer, the persons nominated by the Board, for a three-year term expiring at the 1999 Annual Meeting of Stockholders. The nominees currently are all members of Class I.

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The Board of Directors expects that all of the nominees will be able and willing to serve as directors. If any nominee should become unavailable, for reasons not now known, the proxies may be voted for another person nominated by the present Board of Directors to fill the vacancy, or the size of the Board may be reduced.

RECOMMENDATION OF THE BOARD

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES LISTED BELOW AS CLASS I DIRECTORS OF THE COMPANY.

NOMINEES FOR DIRECTOR
CLASS I--FOR A TERM EXPIRING IN 1999

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               Name: Robert N. Burt
[PHOTO]        Principal Occupation: Chairman of the Board and Chief Executive
                 Officer, FMC Corporation
               Age: 58
               Director Since: 1989


Mr. Burt is Chairman of the Board and Chief Executive Officer of FMC Corporation. He joined FMC in 1973 as Director of Corporate Planning. He was appointed General Manager of the Company's Agricultural Chemical Group in 1977 and became General Manager of the Company's Defense Systems Group in 1983. Mr. Burt was elected a Vice President of the Company in 1978 and Executive Vice President in September 1988. He became President of the corporation in March 1990, and Chairman and Chief Executive Officer in November 1991 and resigned as President in 1993 upon the election of Mr. Brady to that office. Prior to joining FMC, Mr. Burt held management positions with Chemetron Corporation and Mobil Oil Corporation. He is a Director of Phelps-Dodge Corporation and Warner-Lambert Co., he serves on the Board of Trustees and is Vice Chairman of the Orchestral Association of Chicago, and on the Boards of Directors of the Rehabilitation Institute of Chicago, Evanston Hospital Corporation and the World Resource Institute, and he is a member of the Policy and Planning Committee of the Business Roundtable.

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               Name: Jean A. Francois-Poncet
[PHOTO]        Principal Occupation: Member of the French Senate
               Age: 67
               Director Since: 1982


Mr. Francois-Poncet was elected to the French Senate in September 1983. From 1978 to 1981, he served as the Minister of Foreign Affairs of France, and from 1976 to 1978 he was Secretary General to the French Presidency under Valery Giscard d'Estaing. Mr. Francois-Poncet entered the private sector from 1970 to 1975 as Chairman and Chief Executive Officer of Carnaud and Company, a major French producer of tinplate and containers. He began his public sector career in 1955, when he joined the French Ministry of Foreign Affairs. His assignments included European and African affairs and diplomatic appointments in the French embassies in Morocco and Iran. Mr. Francois-Poncet serves as a member of the Supervisory Board of Daimler-Benz, A.G.

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               Name: Pehr G. Gyllenhammar
[PHOTO]        Principal Occupation: Senior Advisor, Lazard Freres & Co. LLC,
                 New York
               Age: 60
               Director Since: 1995


Mr. Gyllenhammar served as Managing Director and Chief Executive Officer of AB Volvo, Goteborg, Sweden, from 1971 to 1983, as Chairman and Chief Executive Officer until 1990, and as Executive Chairman from 1990 to December 1993. He is Chairman of MC European Capital (Holdings) SA and he is a director of United Technologies Corporation, Kissinger Associates, Inc., Pearson plc., Reuters Holdings plc. and Philips Electronics NV. He is also Chairman of Swedish Ships' Mortgage Bank.

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               Name: General Edward C. Meyer (Retired)
[PHOTO]        Principal Occupation: Chairman, GRC International, Inc.;
                 Managing Partner, Cilluffo Associates, L.P., a private investment group
               Age: 67
               Director Since: 1983


General Meyer retired as Chief of Staff of the United States Army in 1983 and today is Chairman of GRC International, Inc. and a managing partner of Cilluffo Associates. In other major military assignments, he served as Senior Military Representative on the Military Staff of the United Nations in New York and as Deputy Chief of Staff of Operations and Plans for the U.S. Army in Washington, DC. He is a Director of ITT Corporation, ITT Industries, Aegon U.S.A., Brown Group, Inc., GRC International, and FMC-Nurol Savunma Sanayii A.S., an FMC-Turkish joint venture and a member of the Advisory Board of United Defense, L.P. He is Chairman of The MITRETEC Corporation and a Trustee of the George Marshall Foundation, and a member of the Board of Overseers of the Hoover Institution and the Board of Advisors of the Center for Strategic and International Studies. He is President of the Army Emergency Relief Association.

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DIRECTORS CONTINUING IN OFFICE
CLASS II--TERM EXPIRING IN 1997

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               Name: Larry D. Brady
[PHOTO]        Principal Occupation: President, FMC Corporation
               Age: 53
               Director Since: 1989


Mr. Brady was elected President of FMC Corporation in October 1993 after serving as Executive Vice President from September 1989. He also serves as Chairman and Chief Executive Officer of FMC's 80-percent-owned FMC Gold Company, a position he assumed in November 1991. He joined FMC in 1978 as Planning Director of Special Products Group and held several management positions over the next few years. He was elected a Vice President of the corporation in 1984, and from 1983 to 1988 he served as General Manager of FMC's Agricultural Chemical Group. Prior to joining FMC, Mr. Brady held senior management positions at TRW Inc. and Beatrice Foods Company. He is a director of Harnischfeger Industries and a member of the Advisory Board of United Defense, L. P. and he serves on the Executive Committee of the National Association of Manufacturers, the Board of Governors of the Aerospace Industry Association, the Board of Trustees of the National Merit Scholarship Program and as President of Steppenwolf Theatre.

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               Name: Patricia A. Buffler
[PHOTO]        Principal Occupation: Dean, Professor of Epidemiology, School
                 of Public Health, University of California, Berkeley
               Age: 57
               Director Since: 1994


Dr. Buffler has served in her current position since 1991. From 1979 until 1991 she was associated with the University of Texas Health Sciences Center at Houston, School of Public Health, where she held numerous positions, including Associate Dean for Research (1980-84), Director of the Southwest Center for Occupational and Environmental Health (1988) and as the Ashbel Smith Professor in Public Health (1989). She received her BSN from Catholic University of America in 1960, and a master's degree in public health and epidemiology and a PhD in epidemiology from the University of California, Berkeley in 1965 and 1973, respectively. She currently serves as an advisor to the World Health Organization, the U.S. Department of Energy, the U.S. Environmental Protection Agency and the National Research Council. She was elected as a Fellow of the American Association for the Advancement of Science in 1993 and serves as an officer for the Medical Sciences section. She has served as President for the Society for Epidemiologic Research (1986), the American College of Epidemiology
(1992), and the International Society for Environmental Epidemiology (1992-
1993). She is a Board member and Chair of the National Urban Air Toxics Research Center. Since 1993 she has served on the University of California President's Council on National Laboratories and Chaired the Council's Panel on Environment, Health and Safety. In 1994, she was elected to the Institute of Medicine, National Academy of Sciences.

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               Name: Albert J. Costello
[PHOTO]        Principal Occupation: Chairman, President and Chief Executive
                 Officer, W.R. Grace & Co.
               Age: 60
               Director Since: 1995


Since May 1995, Mr. Costello has served as chairman, president and chief executive officer of W.R. Grace & Co. Before joining W.R. Grace & Co., he served as chairman of the board and chief executive officer of American Cyanamid Company from April 1993 through December 1994, when it was acquired by American Home Products. He served as president of American Cyanamid from 1991 through March 1993. He joined Cyanamid as a chemist in 1957, and held a number of research, marketing and management positions in the US, Mexico and Spain. In 1983, he was appointed executive vice president and a member of the Executive Committee. Mr. Costello is a director of W.R. Grace & Co. and the Chemical Manufacturers Association; a trustee of Fordham University and the American Enterprise Institute for Public Policy Research; a member of the Executive Committee of the British-North American Committee of the National Planning Association; and a member of the Business Roundtable. He has previously served as a director of the Pharmaceutical Manufacturers Association; as chairman of the National Agricultural Chemicals Association; and as a member of the executive committee of the Societe de Chimie Industrielle.

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               Name: Robert H. Malott
[PHOTO]        Principal Occupation: Chairman of the Executive Committee and
                 Former Chairman of the Board and Chief Executive Officer, FMC Corporation
               Age: 69
               Director Since: 1970


Mr. Malott joined FMC Corporation in 1952 and retired in October 1991 after serving as Chairman and Chief Executive Officer since 1973. He is also on the Board of Amoco Corporation, United Technologies Corporation, Graco Corporation and Swiss Bank Corporation (Council of International Advisors). He is on the Board of The National Museum of Natural History (Chairman), the Aspen Institute, the Lyric Opera of Chicago, the National Park Foundation, American Enterprise Institute, the Hoover Institution, The Business Council, the University of Chicago, Argonne National Laboratories and the Illinois Business Roundtable (Policy Committee).

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               Name: Clayton Yeutter
[PHOTO]        Principal Occupation: Of Counsel, Law Firm of Hogan & Hartson
               Age: 65
               Director Since: 1993


Mr. Yeutter originally joined FMC's Board in 1991 and resigned in 1992 to accept a position as Counselor to the President of the United States for Domestic Policy. He was appointed chairman of the Republican National Committee in 1991 after serving as Secretary of Agriculture from 1989. From 1985 to 1989, Mr. Yeutter served as U.S. Trade Representative. Prior to that, he was President and Chief Executive Officer of the Chicago Mercantile Exchange since 1978. He was a senior partner of the law firm of Nelson, Harding, Yeutter & Leonard in Lincoln, Nebraska during 1977-78. He served as Deputy Special Trade Representative from 1975 to 1977. Mr. Yeutter earlier held several additional positions with the Department of Agriculture and also spent several years as a faculty member of the Department of Agricultural Economics at the University of Nebraska. He is a director of Texas Instruments, Inc., Conagra Inc., Caterpillar Inc., BAT Industries, Vigoro Corp. and the Oppenheimer Funds group of investment companies.

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CLASS III--TERM EXPIRING IN 1998

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               Name: B. A. Bridgewater, Jr.
[PHOTO]        Principal Occupation: Chairman of the Board, President and
                 Chief Executive Officer, Brown Group, Inc.
               Age: 61
               Director Since: 1979


Mr. Bridgewater became Chairman and Chief Executive Officer of Brown Group, Inc., in March 1985. Brown Group is a diversified manufacturer and retailer of footwear. Mr. Bridgewater became the company's Chief Executive Officer in June 1982, served as President from 1979 to 1987 and in 1990 resumed the presidency of the company. From 1975 to 1979, he was Executive Vice President of Baxter Travenol Laboratories, and from 1964 to 1975 he was a Director of McKinsey & Company, Inc. He served as Associate Director of National Security and International Affairs in the Office of Management and Budget in the Executive Office of the President of the United States. He is a director of McDonnell Douglas Corporation, ENSERCH Corporation, Enserch Exploration, Inc. and Boatmen's Bancshares, Inc. and a Trustee of Washington University in St. Louis, Missouri.

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               Name: Paul L. Davies, Jr.
[PHOTO]        Principal Occupation: President, Lakeside Corporation, a real estate investment company
               Age: 65
               Director Since: 1965


Mr. Davies became the President of Lakeside Corporation in 1989. Previously, he had been a Partner in the San Francisco law firm of Pillsbury, Madison & Sutro from 1963 to 1989. He was an Associate of the law firm from 1957 to 1963. He is a Director of FMC Gold Company, President of The Herbert Hoover Foundation, Inc., Member of the Board of Overseers of the Hoover Institution and an Honorary Trustee of the California Academy of Sciences.

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               Name: William F. Reilly
[PHOTO]        Principal Occupation: Chairman and Chief Executive Officer of
                 K-III Communications Corp., a diversified media company
               Age: 57
               Director Since: 1992


Mr. Reilly is the founder of K-III Communications Corp. He has served as Chairman and Chief Executive Officer of the firm since February 1990. From 1980 to 1990 he was with Macmillan, Inc., where he served as President and Chief Operating Officer since 1981. Prior to that, he was with W.R. Grace beginning in 1964, serving as Assistant to the Chairman from 1969 to 1971 and serving successively from 1971 to 1980 as President and Chief Executive Officer of its Textile, Sporting Goods and Home Center Divisions. Mr. Reilly serves on the Board of Trustees of Notre Dame University and the Board of Directors of City Meals on Wheels and as a Trustee of WNET, the public television station serving the New York area.

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               Name: James R. Thompson
[PHOTO]        Principal Occupation: Chairman, Chairman of the Executive
                 Committee and Partner, Law Firm of Winston & Strawn, Chicago, Illinois
               Age: 59
               Director Since: 1991


Governor Thompson was named Chairman of the Chicago law firm of Winston & Strawn in January 1993. He joined the firm in January 1991 as Chairman of the Executive Committee after serving four terms as Governor of the State of Illinois from 1977 until January 14, 1991. Prior to his term as Governor, he served as U.S. Attorney for the Northern District of Illinois from 1971-1975. Governor Thompson served as the Chief of the Department of Law Enforcement and Public Protection in the Office of the Attorney General of Illinois, as an Associate Professor at Northwestern University School of Law, and as an Assistant State's Attorney of Cook County. He is a former Chairman of the President's Intelligence Oversight Board and a member of the Board of Directors of Union Pacific Resources, Inc., the Chicago Board of Trade, Prime Retail, Inc., Pechiney, Int., Jefferson Smurfit Corporation, Hollinger International, Inc. and Wackenhut Corrections Corp. He serves on the Boards of the Chicago Historical Society, the Art Institute of Chicago, the Museum of Contemporary Art, the Lyric Opera, the Illinois Math & Science Academy Foundation and the Illinois Academy of Fine Arts.

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INFORMATION CONCERNING THE BOARD OF DIRECTORS

MEETINGS. During 1995, the Company's Board of Directors held eight regular meetings, including an organization meeting held by written consent of all of the Directors as permitted by Delaware law. During 1995, except for Mr. Yeutter all incumbent directors attended at least 75 percent of the total number of meetings of the Board and all committees on which they served.

COMMITTEES. The Board has five standing committees -- an Audit Committee, a Compensation and Organization Committee, an Executive Committee, a Nominating and Board Procedures Committee, and a Public Policy Committee.

The Audit Committee reviews the effectiveness of the independent public accountants and the internal auditors, including the scope of their audit activities, and ensures that no restrictions are placed on the scope or implementation of their audits; reviews the fees of the independent public accountants and any significant comments or problems identified as a result of their audits; reviews the nature of any changes in accounting policies or principles that have a material import; inquires into the effectiveness and adequacy of the Company's financial and accounting organization and internal controls; reviews officers' expense accounts; evaluates procedures for securing and confirming compliance with the Company's Business Conduct Guidelines; reviews potentially significant litigation; and reviews with management and the independent public accountants the financial statements and other material included in any registration statement or annual report on Form 10-K filed with the Securities and Exchange Commission. The Audit Committee, composed of Messrs. Boeschenstein (Chairman), Bridgewater, Reilly and Yeutter, and Dr. Buffler, met twice during 1995.

The objectives of the Compensation and Organization Committee, which comprises only outside directors, are to review and approve compensation policies and practices for top executives, establish the total compensation for the Chief Executive Officer, review major changes in the Company's employee benefit plans, monitor and review significant organization changes and management succession planning, and recommend to the Board of Directors candidates for officers of the Company. As of year-end Messrs. Davies (Chairman), William W. Boeschenstein, Costello and Reilly made up the Compensation and Organization Committee, which met four times in 1995. Messrs. Bridgewater and Meyer also served on the Committee earlier in the year.

The function of the Executive Committee is to act in place of the Board when the full Board is not in session. The members of that committee, which did not meet in 1995, are Messrs. Malott (Chairman), Bridgewater, Burt, Davies and Meyer.

The Nominating and Board Procedures Committee is responsible for reviewing and recommending candidates for director, recommending Board meeting format, reviewing and approving director compensation policies and establishing director retirement policies. If a stockholder wishes to recommend a nominee for director, the recommendation should be sent to the Corporate Secretary, at the address appearing on the first page of this proxy statement, not less than 60 nor more than

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90 days prior to an annual meeting of stockholders. All serious recommendations will be considered by the Committee. Messrs. Bridgewater (Chairman), Burt, Malott, Meyer and Thompson make up the Nominating and Board Procedures Committee, which met four times during 1995. Messrs. Boeschenstein and Reilly also were members of the Committee earlier in 1995.

The duties of the Public Policy Committee are to review the Company's government and legislative programs and relations, determine the appropriateness of the Company's programs in such areas as affirmative action, environmental and product quality, and employee safety and health, assess the Company's efforts to improve local employee community involvement and review the activities of the Company's charitable foundation. The Public Policy Committee, whose members were Messrs. Meyer (Chairman), Brady, Francois-Poncet, Thompson and Yeutter and Dr. Buffler, met twice during 1995.

Remuneration. Directors who are not officers of the Company receive $30,000 per year, $1,000 for each Board meeting attended, $1,000 for each Committee meeting attended and reimbursement of reasonable expenses incident to their service. Each non-officer Chairman of a Board Committee received an additional annual retainer of $4,000. $15,000 of the annual retainer paid to outside directors is paid in cash and $15,000 is paid in stock units credited to their accounts on the Company's books provided that directors are permitted to elect, effective on six-months advance notice, to have all or any portion of the annual retainer, but not less than $15,000, paid in such stock units. The number of such units to be credited is determined as of May 1st of each year by dividing $15,000, or such greater amount as a director may have elected, by the then-current market price of the Company's Common Stock. Upon retirement or other termination of a directorship, an outside director will be entitled to receive a number of shares of the Company's Common Stock equal to the number of stock units credited to his or her account. The director's account is unfunded, and no payment is due until the directorship terminates.

Outside directors who complete at least five years continuous service on the Board and who either remain on the Board until age 70 or are designated by the Nominating and Board Procedures Committee receive either annual cash retirement payments equal to the annual retainer in effect at the time the director retired or an equivalent lump sum benefit calculated using actuarial assumptions and methodology, as elected. The retirement payments will continue for the number of years of active non-management service as a director. Officers of the Company receive no additional compensation for their service as directors. No other remuneration is paid to directors, and directors who are not employees of the Company do not participate in the Company's employee benefit plans.

Certain Relationships and Related Transactions. The Company or its subsidiaries have done business in 1995 with certain organizations of which directors of the Company are or, since January 1, 1995, were officers or directors. In no case have the amounts involved been material in relation to the business of the Company or, to the knowledge and belief of management of the Company, to the business of the other organizations or to the individuals concerned. Such transactions were on

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terms no less favorable to the Company than were reasonably available from unrelated third parties. During 1995, the Company paid Directors E. C. Meyer and R. H. Malott $120,000 and $262,500, respectively, for management consulting services they provided to the Company. Messrs. Meyer and Malott were also reimbursed for expenses incurred in connection with those services, including office space and office support services for Mr. Malott. Mr. Malott also receives certain benefits from the Company, including payment of dues and memberships and tax and financial counselling. The cost of such benefits paid in or attributable to 1995 was $20,000.

Other Matters. There is no family relationship between any of the directors or officers of the Company.

SECURITY OWNERSHIP OF THE COMPANY

Management. The following table shows, as of March 1, 1996, the number of shares of Common Stock of the Company beneficially owned by each director and nominee, the chief executive officer and the four other most highly compensated executive officers and of all executive officers as a group. Each nominee, director and executive officer and all directors and executive officers as a group owns beneficially less than 1 percent of the Common Stock.

                                                    Beneficial Ownership on
                                                         March 1, 1996
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                                                         Common Stock
      Name                                            of the Company (6)
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      William F. Beck (1)..........................          106,505
      William W. Boeschenstein (2)(3)..............            6,300
      Larry D. Brady (1)...........................           92,477
      B.A. Bridgewater, Jr. (2)....................            3,213
      Patricia A. Buffler (2)......................              374
      Robert N. Burt (1)...........................          187,862
      Michael J. Callahan (1)......................           17,254
      Albert J. Costello (2).......................              862
      Paul L. Davies, Jr. (2)(4)...................           38,713
      Jean A. Francois-Poncet (2)..................            2,713
      P. G. Gyllenhammar...........................            1,000
      William J. Kirby (1).........................           80,115
      Robert H. Malott (1)(2)(5)...................          358,824
      Edward C. Meyer (2)..........................            3,713
      William F. Reilly (2)........................           13,381
      James R. Thompson (2)........................            1,390
      Clayton Yeutter (2)..........................            1,046
      All directors and executive officers as a
       group
       (28 persons) (1)(2).........................        1,313,807

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(1) Shares "Beneficially owned" include (i) shares owned by the individual,
    (ii) shares held by the FMC Employees' Thrift and Stock Purchase Plan ("Thrift Plan") for the account of the individual and (iii) shares subject to options that are exercisable within 60 days. Items (ii) and (iii) in the

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  aggregate are 142,451 shares for Mr. Burt, 77,577 shares for Mr. Brady, 234,700 shares for Mr. Malott, 254 shares for Mr. Callahan, 85,933 shares for Mr. Beck and 64,885 shares for Mr. Kirby and 988,270 shares for all directors and executive officers as a group. These numbers do not include the undeterminable number of shares of Common Stock held in the Thrift Plan that may be voted by the Plan Trustee if the beneficial owners, the participants in the Thrift Plan, do not exercise their right to direct such vote (see page
  13).

(2) Includes shares credited to individual accounts of non-employee directors under the FMC Deferred Stock Plan for Non-Employee Directors. (See "Remuneration," page 9.) Each of the non-employee directors has been credited with a total of 2,213 shares except for Messrs. Boeschenstein, 2,400 shares, Thompson, 1,290 shares, Malott, 820 shares, Reilly, 1,381 shares, Yeutter, 846 shares, Dr. Buffler, 374 shares, Mr. Costello, 162 shares, and Mr. Gyllenhammar who became a director on October 20, 1995, and therefore has not yet received an allocation of shares. Directors have no voting or dispositive power over these shares until distributed after the director retires from the Board and, until such distribution, directors have only an unsecured claim against the Company.

(3) Includes 1,600 shares owned by Mr. Boeschenstein's wife and 300 by his son, as to which shares he disclaims any beneficial interest.

(4) Includes 25,000 shares owned by Mr. Davies as direct beneficial owner; 4,500 shares held in trusts of which Mr. Davies is the trustee or a co-trustee and 7,000 shares owned by Mr. Davies' wife. Mr. Davies disclaims beneficial interest in 9,500 of these shares.

(5) Includes 31,492 shares owned by Mr. Malott's wife. Mr. Malott disclaims any beneficial interest in such shares.

(6) Share interests shown above do not include ownership of common stock of FMC Gold Company in which FMC beneficially owns 58,790,000 shares, or 80 percent of the outstanding stock (Mr. Burt, 1,000 shares; Mr. Davies, 1,000 shares; Mr. Brady, 3,000 shares; and all directors and executive officers as a group, 5,100 shares).

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Other Security Ownership. The following table shows the name and address of each person known to the Company to own more than 5 percent of the Company's Common Stock (determined as set forth in footnote (1) to the table) as of March 1, 1996:

                                                   Amount and Nature of
Name and Address of Beneficial Owner               Beneficial Ownership         % of Class (1)
------------------------------------        ----------------------------------- --------------
FMC Employees' Thrift and Stock Purchase    7,758,101 shares held in trust for       20.2
 Plan                                       participants in the Thrift Plan (2)
 c/o FMC Corporation
 200 E. Randolph Drive
 Chicago, IL 60601
College Retirement Equities Fund            2,373,167 shares (3)                      6.2
 730 Third Avenue
 New York, New York 10017-3206
Sanford C. Bernstein & Co., Inc.            2,251,246 shares (3)                      5.8
 One State Street Plaza
 New York, New York 10004-1545
The State Teachers Retirement System of     2,213,507 shares (3)                      5.7
 Ohio
 275 East Broad St.
 Columbus, Ohio 43215

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(1) Percentages are calculated on the basis of the amount of outstanding shares (exclusive of treasury shares) plus shares deemed outstanding pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934.

(2) These shares may be voted by the Thrift Plan trustee, as directed by the Company or an independent fiduciary designated by the Company, if the beneficial owners, the participants in the Thrift Plan, do not exercise their right to direct such vote. Such shares may be tendered or sold by the trustee in response to a tender or exchange offer only in accordance with the written instructions of the participants. The trustee has no authority in such circumstances to tender or sell shares as to which no instructions have been furnished.

(3) The number of shares of stock beneficially owned was determined by a review of Schedules 13G, as amended, as supplemented by Schedules 13F filed with the Securities and Exchange Commission and which state that the beneficial owners had sole voting and dispositive power as to all of the shares shown.

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II. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

KPMG Peat Marwick LLP, which has served as independent auditors for the Company since 1928, has been recommended by the Audit Committee of the Board to act in that capacity in 1996.

A representative of KPMG Peat Marwick LLP, is expected to be present at the meeting, with the opportunity to make a statement if such representative desires to do so, and will be available to respond to appropriate questions.

RECOMMENDATION OF THE BOARD

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS FOR THE YEAR 1996.

III. EXECUTIVE COMPENSATION

The following tables, charts and narrative show all compensation that has been awarded or paid to or earned by the Chief Executive Officer and each of the four most highly compensated executive officers other than the CEO during the years shown:

                           SUMMARY COMPENSATION TABLE

                                       Annual       Long Term
                                    Compensation   Compensation
                                  ---------------- ------------
                                                    Awards(2)
                                                    ---------
                                                    Securities
                                                    Underlying     All Other
    Name And Principal            Salary  Bonus(1) Options/SARs Compensation(3)
         Position            Year   ($)     ($)        (#)            ($)
            (A)              (B)    (C)     (D)        (E)            (F)
    ------------------       ---- ------  -------- ------------ ---------------
ROBERT N. BURT               1995 725,000 634,375     27,000         59,905
Chairman of the Board        1994 641,663 526,168     80,300         48,748
and Chief Executive Officer  1993 562,500 313,875        --          44,121
LARRY D. BRADY(4)            1995 444,083 377,471     16,400         36,771
President                    1994 414,833 327,717     48,600         30,292
                             1993 375,805 182,191        --          28,519
MICHAEL J. CALLAHAN(5)       1995 391,625 313,299     10,000         20,643
Executive Vice President     1994  44,500  28,308     25,000            --
WILLIAM F. BECK(6)           1995 354,542 257,398     10,000         26,937
Executive Vice President     1994 336,100 217,378     29,800        293,139
                             1993 317,100 118,294        --         269,166
WILLIAM J. KIRBY             1995 330,906 255,458      9,300         26,275
Senior Vice President        1994 309,258 211,532     30,200         23,077
                             1993 286,350 143,805        --          22,044

------
(1) The FMC 1995 Management Incentive Plan, approved by the Company's stockholders in 1995, provides for incentive payments covering three-year performance periods that commence annually, beginning in 1995. In general, the amount of these payments will not be determinable until the conclusion of the applicable three-year performance period. During the initial year of each of the first two performance periods, participants are entitled to receive a draw in an

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  amount established by the Compensation Committee based on the achievement of various performance objectives subject to certain guaranteed minimums. Any incentive payment payable to a participant at the conclusion of such performance periods will be reduced by the amount of such draws. Amounts shown in column (D) above for 1995 include the draw received by the named executive officer under the Plan and the officer's annual bonus based on individual performance. For additional information concerning the Plan, see "Long-Term Incentive Plan," below.

(2) Employees who were granted options in 1994 were also granted contingent performance awards which become payable, in cash, in 1998 only if (i) the Compensation and Organization Committee determines that the options then have little or no value, (ii) the employee has continued in the employment of the Company, and (iii) performance objectives established by the Committee are achieved (See Compensation Committee Report on pages 19 to
    21). The amounts of such contingent awards in 1994 were $1,298,500 for Mr. Burt, $785,000 for Mr. Brady, $400,000 for Mr. Callahan, $482,000 for Mr. Beck and $488,500 for Mr. Kirby. Contingent awards have been made under the Plan since 1986, but the value of the options granted has been such that no contingent awards have been paid.

(3) Consists of annual Company matching contributions to Thrift [401 (k)] plans and, in the case of Mr. Beck, payments in 1994 and 1993 of $268,987 and $246,973, respectively, attributable to Mr. Beck's overseas assignment and designed to equalize the cost of living and tax costs associated with such an assignment with those associated with a domestic assignment.

(4) Mr. Brady became President on October 22, 1993, after serving as Executive Vice President since September 1989.

(5) Mr. Callahan joined the Company on November 21, 1994.

(6) Mr. Beck was elected Executive Vice President on June 10, 1994 after serving as Vice President, Europe and General Manager--Chemical Products Group.

OPTION GRANTS

Shown in the table below is information on grants of stock options in 1995 pursuant to the Incentive Share Plan, to the officers named in the Summary Compensation Table. No stock appreciation rights were granted under that Plan during 1995.

                                 Individual Grants
                     -----------------------------------------
                     Number of  Percent of
                     Securities   Total
                     Underlying  Options   Exercise              Grant
                      Options   Granted to or Base               Date
                     Granted in Employees   Price   Expiration  Present
                      1995 (#)   in 1995    ($/SH)     Date    Value ($)
     Name (A)           (B)        (C)       (D)       (E)        (F)
     --------        ---------- ---------- -------- ---------- ---------
Robert N. Burt         27,000      7.8      59.625   4/21/10   1,065,690
Larry D. Brady         16,400      4.7      59.625   4/21/10     647,308
Michael J. Callahan    10,000      2.9      59.625   4/21/10     394,700
William F. Beck        10,000      2.9      59.625   4/21/10     394,700
William J. Kirby        9,300      1.7      59.625   4/21/10     367,071

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The estimated grant date present values reflected in the above table are determined using the Black-Scholes option pricing model applied as of the grant date, April 21, 1995. The values generated by this model depend upon the following assumptions: an option exercise date of April 21, 1998; an interest rate of 7.06 percent that represents the interest rate on a long-term U.S. Treasury security; an assumed annual volatility of underlying stock of 17.05 percent; and no dividends being paid. The Company made no assumptions regarding restrictions on vesting or the likelihood of vesting.

The ultimate values of the options will depend on the future market price of the Company's stock, which cannot be forecast with reasonable accuracy. The actual value, if any, an optionee will realize upon exercise of an option will depend on the excess of the market value of the Company's common stock over the exercise price on the date the option is exercised.

AGGREGATED OPTION EXERCISES IN 1995 AND YEAR-END OPTION VALUES

Shown below is information with respect to options to purchase the Company's Common Stock exercised in 1995 by the officers named in the Summary Compensation Table and unexercised options held by them at December 31, 1995.

                                                                 Value of
                                                                Unexercised
                                                               in-the-Money
                                      Number of Securities        Options
                                     Underlying Unexercised   at December 31,
                                        Options/SARs at            1995
                                     December 31, 1995 (#)        ($)(1)
            Shares Acquired  Value   ---------------------- -------------------
              on Exercise   Realized      Exercisable/         Exercisable/
   Name           (#)         ($)        Unexercisable         Unexercisable
   (A)            (B)         (C)             (D)                   (E)
   ----     --------------- -------- ---------------------- -------------------
Robert N.
 Burt              --         --        105,100/107,300     3,127,912/1,932,412
Larry D.
 Brady             --         --         95,820/ 65,000     3,449,200/1,170,025
Michael J.
 Callahan          --         --          --   / 35,000         --   /  614,375
William F.
 Beck            9,400      535,733      77,000/ 39,800     2,730,888/  716,975
William J.
 Kirby             --         --         57,400/ 39,500     1,922,688/  719,925

------
(1) The closing price of the Company's Common Stock at December 29, 1995, the last trading day in 1995, was $67.625.

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LONG-TERM INCENTIVE PLAN

The following table sets forth certain information regarding estimated potential payments to named executive officers pursuant to the FMC 1995 Management Incentive Plan. That Plan, approved by the Company's stockholders in 1995, provides for incentive compensation covering three-year performance periods that commence annually, beginning in 1995.

                    LONG-TERM INCENTIVE PLAN--AWARDS IN 1995

                                                  Estimated Future Payouts
                                              under Non-Stock Price-Based Plans
                                                             (1)
                                             -------------------------------------------
        (A)                  (B)                (C)              (D)              (E)
                         Performance
       Name                Period            Threshold          Target          Maximum
       ----              -----------         ---------          ------          -------
Robert N. Burt            1995-1997            $-0-            $181,250         $906,250
Larry D. Brady            1995-1997             -0-             111,021          555,105
Michael J. Callahan       1995-1997             -0-              97,906          489,530
William F. Beck           1995-1997             -0-              77,999          411,271
William J. Kirby          1995-1997             -0-              72,799          383,849

------
(1) The estimated future payouts to each named executive officer have been reduced by the amount of the guaranteed draw under the Plan received by such executive officer for 1995 which is the same as the target payout. See "Summary Compensation Table." All estimates are based on the salary shown in column C of that table and on current target percentages.

Payouts are based upon the Company's achievement of a specified level of Net Contribution (operating profit after tax less the product of 11.5 percent and capital employed) over the three-year period. The target and maximum amounts will be earned if 100% and 300%, respectively, of the targeted objectives are achieved. The payout can be in the form of cash and/or Common Stock, at the discretion of the Compensation Committee, and presently is expected to be 50% in cash and 50% in Common Stock. If the executive elects, or is required to take restricted shares of Common Stock, the stock portion of the payout would be increased by 20%. The number of shares of Common Stock, if any, to be issued will be determined based on the closing price of such shares on the New York Stock Exchange.

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RETIREMENT PLANS

Under the Company's Pension Plan and its supplements, "covered remuneration" includes only the remuneration appearing in Columns (C) and (D) of the Summary Compensation Table on page 14. The following table shows the estimated annual retirement benefits under the Pension Plan for eligible salaried employees (including officers) payable to employees at various salary levels who retire in 1996 at age 65 (normal retirement age) for representative years of service. The amount shown will not be reduced by Social Security benefits or other offsets. Payment of benefits shown is contingent upon continuance of the present provisions of the Pension Plan until the employee retires.

                               PENSION PLAN TABLE

                            Estimated Annual Retirement Benefits
        Final                  for Years of Service Indicated
       Average      --------------------------------------------------------------
       Earnings     15 Years     20 Years     25 Years     30 Years     35 Years
      ----------    --------     --------     --------     --------     --------
      $  150,000    $ 31,682     $ 42,242     $ 52,803     $ 63,364     $ 73,924
         250,000      54,182       72,242       90,303      108,364      126,424
         350,000      76,682      102,242      127,803      153,364      178,924
         450,000      99,182      132,242      165,303      198,364      231,424
         550,000     121,682      162,242      202,803      243,364      283,924
         650,000     144,182      192,242      240,303      288,364      336,424
         900,000     200,432      267,242      334,053      400,864      467,624
       1,150,000     256,682      342,242      427,803      513,364      598,924
       1,300,000     290,432      387,242      484,053      580,864      677,624
       1,450,000     324,182      432,242      540,303      648,364      756,424

Final average earnings in the above table means the average of covered remuneration for the highest 60 consecutive calendar months out of the 120 calendar months immediately preceding retirement. Benefits applicable to a number of years of service or final average earnings different from those in the above table, or to a person who retires after 1996, are equal to the sum of
(A) 1 percent of allowable Social Security Covered Compensation ($27,576 for a participant retiring at age 65 in 1996) times years of credited service and (B)
1.5 percent of the difference between final average earnings and allowable Social Security Covered Compensation times years of credited service. ERISA limits the annual benefits that may be paid from a tax-qualified retirement plan. Accordingly, as permitted by ERISA, the Company has adopted supplemental arrangements to maintain total benefits upon retirement at the levels shown in the table. At March 1, 1996, Messrs. Burt, Brady, Callahan, Beck and Kirby had, respectively 22, 18, 1, 32 and 34 years of credited service under the Plan.

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TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

In 1983, on the recommendation of the Compensation and Organization Committee, the Board of Directors adopted an Executive Severance Plan designed to serve the best interests of the Company and its stockholders. The purpose of this plan is (1) to ensure that the stockholders' interest is protected during negotiations relating to possible business combination transactions by placing executives responsible for negotiations in an objective, impartial position; and (2) to encourage key managers to remain with the Company to run the Company's businesses. All of the persons named in the Summary Compensation Table are participants in this plan and, upon termination of their employment due to a "change in control" of the Company within two years of that change in control, could be entitled to benefits from the Company including (i) a cash payment in an amount equal to, in the case of the Company's Chairman and its President, three times their respective annual compensation (including bonuses) or, in the case of other participating executives, up to two times annual compensation, (ii) acceleration of the vesting of Performance Awards and the exercise date of options held by them under the Incentive Plan, and (iii) continuation of their usual employee benefits for up to three years after termination.

The Executive Severance Plan defines "change in control" as a transaction that would be required to be reported in response to Item 5 (f) of Schedule 14A under the Exchange Act; provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any person, entity or group is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 20 percent or more of the combined voting power of the Company's then outstanding securities, or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof unless the election or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period. In addition, either the Company's Chairman or its President would be entitled to receive benefits under the Executive Severance Plan in the event he voluntarily terminates his employment with the Company within two years after a change in control resulting from (i) one or more persons owning from 20 percent to 50 percent of the outstanding voting shares of the Company, and the Board approves the payment of such benefits, or (ii) one or more persons owning more than 50 percent of such shares. The Executive Severance Plan provides that no payment may be made to any participant to the extent such payment would be nondeductible by the Company under Section 280G of the Internal Revenue Code.

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REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

FMC's executive compensation program is designed to align total compensation with shareholder interests. The program:

 . Incents and rewards executives for sound business management and improvement in shareholder value.

 . Balances its components so that both short- and longer-term operating and strategic objectives are recognized.

 . Requires achievement of objectives within a "high-performance" environment to be rewarded financially.

 . Attracts, motivates and retains executives necessary for the long-term success of FMC Corporation.

The program comprises three different compensation components--base salary, variable cash and stock incentive awards and long-term incentive awards (stock options).

Base salary. FMC uses external surveys to set competitive compensation levels (salary ranges) for its executives. In order to obtain the most comprehensive survey data for review, the group of companies in the surveys is broader than the Dow Jones Diversified Industrial Index and includes a majority of comparable companies at the Fortune 500 level. Performance graph companies are well represented.

Salary ranges for FMC executives are established that relate to similar positions in other companies of comparable size and complexity. Generally, the Company sets its competitive salary midpoint for an executive officer at the median level compared with the companies surveyed. Performance levels within the ranges are delineated to recognize different levels of performance ranging from "learner" or "needs improvement" to "exceptional". Thus, although compensation is nominally targeted to fall at or near the 50th percentile of such comparable organizations, it may range anywhere within the salary bracket based on performance.

Starting placement in a salary range is a function of an employee's skills, experience, expertise and anticipated job performance. Each year, performance is evaluated against mutually agreed-upon objectives and performance standards that may, in large part, be highly subjective; a performance rating is established; and a salary increase may be granted. Performance factors used may include timely responses to downturns in major markets; setting strategic direction; making key management changes; divesting businesses and acquiring new businesses; and continuing to improve operating efficiency. The relative importance of each of these factors varies based on the strategic thrust and operating requirements of each of the businesses.

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Mr. Burt last received a base salary increase in 1994. His current salary is below the mid-point of his salary range. His salary will be reviewed in early 1996 using the performance factors enumerated above.

Variable Incentive Award (annual bonus). In 1995, the Committee and the Board recommended a revised Management Incentive Plan, which shareholders approved. This revised plan includes annual bonuses for achievement of both individual performance targets and multi-year targets for the improvement of Net Contribution (operating profit after tax less the product of an 11.5 percent capital charge and capital employed). All executives participate in this incentive plan. Achievement of high standards of business and individual performance are rewarded financially with both stock and cash, and significant compensation is at risk if these high standards are not met. At the executive level, target incentives approximate one-half of base salary while actual payments can range from zero to almost three times target incentive.

The first multi-year incentive period uses a three-year net contribution target and began in 1995. In 1996, participants, including all executives, received a draw against their three-year award. The draw is equal in percentage terms to their business performance incentive target (BPF) under the prior plan. Participants' three-year incentive awards, if any, shall be reduced (but not below zero) by the amount of their 1995 and 1996 draws. In the case of Mr. Burt the draw is equal to 40 percent of his base salary.

At the executive levels, the annual individual performance incentive comprises 50 percent of the total target incentive. This incentive is less quantitative than the three-year net contribution incentive. It varies with individual performance and can range from zero to twice the target percentage. It is awarded based on achievement of annual objectives set for the individual's most important business responsibilities. In 1995 these included such disparate objectives as implementation of profit and growth strategies; improvements in operating efficiencies and market positions; acquisitions such as Moorco and Jetway; the soda ash joint venture with Japanese partners; and demonstrated leadership in enhancing the teamwork, diversity and management climate necessary to improve shareholder value. Mr. Burt's annual performance incentive award (API), as shown in the Summary Compensation Table, recognizes his outstanding leadership contributions in these areas.

Long-term Incentive Awards. This plan is designed to link closely the long-term reward of executives with increases in shareholder value. The 1995 approval by the shareholders of an updated stock option plan continues to give the Committee broad discretion to select the appropriate types of rewards. 1995 awards consisted of non-qualified stock options. The award vesting period is three years, with an option term of 15 years.

To determine the number of options to be granted to an executive, the Committee first multiplies the mid-point of the salary range for an executive's salary grade by a percentage applicable to that grade (ranging from 50 to 100 percent) and divides that product by the then current market price of FMC's shares. The Committee then applies a percentage (ranging from 80 to 120 percent) based

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on the individual's contributions and potential. It then selects a multiple based on competitive data, current business conditions and the present value of the options using a generally accepted present value calculation method. In recent years this multiple has ranged from one to three. In approving grants under the plan, the number of options previously awarded to and held by executive officers is considered but is not regarded as a significant factor in determining the size of the current option grants. Mr. Burt's 1995 option grants are as indicated on page 15 in this proxy statement in the section headed OPTION GRANTS.

The Committee continues to review the $1 million cap on tax deductible compensation and is advised that its Stock Option Plans meet the requirements for deductibility. Although the revised Management Incentive Plan, as approved in 1995 by stockholders, may not meet all requirements for deductibility under
(S) 162(m) of the Internal Revenue Code, unless the amounts involved become material the Committee believes that it is more important to preserve its flexibility under the Plan to craft appropriate incentive awards. The Committee continues to believe, however, that this is not a currently significant issue.

Stock Retention Policy. The Company has established guidelines setting expectations for the ownership of FMC stock by officers and management. The guidelines for stock retention are based on a multiple of the employee's total compensation midpoint. The revisions to the 1995 Management Incentive and Stock Option Plans included incentives and enhancements to help executives meet these guidelines. With the exception of Mr. Callahan who has been with the Company for only one year, all of the executives named in this proxy exceed or meet their respective stock retention guidelines.

The preceding report has been furnished by the following members of the Compensation and Organization Committee:

                       Paul L. Davies, Jr., Chairman
                       William W. Boeschenstein
                       A. J. Costello
                       W. F. Reilly

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STOCKHOLDER RETURN PERFORMANCE PRESENTATION

The following chart compares the yearly percentage change in the cumulative shareholder return on the Company's Common Stock against the cumulative total return of the S&P Composite--500 Stock Index and the Dow Jones Diversified Industrials Index for the five years commencing January 1, 1991 and ended December 31, 1995.




                             [GRAPH APPEARS HERE]

               COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
        FMC, S&P 500 INDEX AND DOW JONES DIVERSIFIED INDUSTRIALS INDEX

                                                         DIVERSIFIED
Measurement Period               FMC           S&P       INDUSTRIALS
(Fiscal Year Covered)        CORPORATION    500 INDEX       INDEX
-------------------          -----------    ---------    -----------
Measurement Pt-
12/31/90                     $100.00        $100.00      $100.00
FYE 12/31/91                 $150.20        $130.47      $123.82
FYE 12/31/92                 $155.29        $140.41      $144.08
FYE 12/31/93                 $147.84        $154.56      $176.06
FYE 12/31/94                 $181.18        $156.60      $161.48
FYE 12/31/95                 $212.16        $215.45      $211.46

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IV. VOTE REQUIRED

Under Delaware law, directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. This means that the four nominees for election as directors at the Annual Meeting who receive the greatest number of votes cast for the election of directors by the holders of the Company's Common Stock entitled to vote at that meeting, a quorum being present, shall become directors at the conclusion of the tabulation of votes. An affirmative vote of the holders of a majority of the Company's Common Stock present in person or represented by proxy and entitled to vote at the meeting, a quorum being present, is necessary to approve the action proposed in item II.

Under Delaware law and the Company's Restated Certificate of Incorporation and By-Laws, the aggregate number of votes entitled to be cast by all stockholders present in person or represented by proxy at the meeting, whether those stockholders vote "FOR," "AGAINST" or abstain from voting, will be counted for purposes of determining the minimum number of affirmative votes required for approval of item II, and the total number of votes cast "FOR" that matter will be counted for purposes of determining whether sufficient affirmative votes have been cast. An abstention from voting and broker non-votes on a matter have the same legal effect as a vote "against" the matter.

V. COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

Section 16(a) of the Securities Exchange Act requires the Company's officers and directors, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (SEC) and the Pacific Stock Exchange. Such persons are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file although the Company has undertaken the preparation and filing of such reports on behalf of its officers and directors.

Based solely on the Company's review of the copies of the forms it has filed and copies of such forms it has received, the Company believes that all its officers, directors and greater than 10 percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal 1995 except for Messrs. R.I. Harries and T.W. Rabaut, Vice Presidents of the Company, who each failed inadvertently to file on a timely basis a report of the grant in 1995 of a long-term incentive award.

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VI. PROPOSALS FOR 1997 ANNUAL MEETING

Stockholder proposals for the 1997 Annual Meeting must be received at the principal executive offices of the Company, 200 East Randolph Drive, Chicago, Illinois 60601, not later than November 12, 1996, for inclusion in the 1997 proxy statement and form of proxy. Under the Company's by-laws, for a proposal not included in the proxy statement to be properly brought before an annual meeting by a stockholder, the stockholder must give notice thereof to the Secretary of the Company not less than 60 or more than 90 days prior to the meeting setting forth (i) a description of the business, (ii) the stockholder's name and address, (iii) the class and number of shares owned beneficially by the stockholder, and (iv) any material interest of the stockholder in such business.

VII. OTHER MATTERS

The Board does not know of any other business which, if presented, would be proper for stockholder action at a stockholder meeting and which may be presented for consideration at the meeting. If any business not described herein should come before the meeting, the persons named in the enclosed proxy will vote on those matters in accordance with their best judgment.

                                  Robert L. Day
                                  Secretary

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                                FMC Corporation
                            200 East Randolph Drive
                               Chicago, IL 60601

                                   NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 19, 1996
                              AND PROXY STATEMENT

                                FMC CORPORATION

PROXY                         FMC CORPORATION LOGO

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Robert N. Burt, Michael J. Callahan and Robert
L. Day, and each of them, proxy for the undersigned, with full power of substitution, to vote in the manner indicated on the reverse side, and with discretionary authority as to any other matters that may properly come before the meeting, all shares of common stock of FMC Corporation which the undersigned is entitled to vote at the annual meeting of stockholders of FMC Corporation to be held on April 19, 1996, at 200 East Randolph Drive, Chicago, Illinois at 2:00 P.M. or any adjournment thereof.

               NOT VALID UNLESS DATED AND SIGNED ON REVERSE SIDE

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                                FMC CORPORATION
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]
[                                                                             ]

1. ELECTION OF FOUR DIRECTORS TO SERVE IN CLASS I FOR A TERM EXPIRING IN 1999 AS SET FORTH IN THE PROXY STATEMENT--
   Nominees: R. N. Burt, J. A. Francois-Poncet, P. G. Gyllenhammar and E. C. Meyer.

   For [_]    Withheld [_]    For All Except [_]


   ---------------------------------------------------------------------------
   (Except nominee(s) written above.)


2. Ratification of the Appointment of Independent Auditors.

   For [_]    Against [_]     Abstain [_]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                    Dated: ____________________________ , 1996

Signature(s)___________________________________________________________________

_______________________________________________________________________________

Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PROXY                           FMC CORPORATION
                                     LOGO

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

PRUDENTIAL TRUST COMPANY, Trustee
You are instructed to vote in the manner indicated on the reverse side, and with discretionary authority as to any other matters that may come before the meeting, all shares of stock represented by my interest in the Stock Fund of the FMC Corporation 401(k) Plan for Employees Covered by a Collective Bargaining Agreement at the annual meeting of stockholders of FMC Corporation to be held on April 19, 1996, at 200 East Randolph Drive, Chicago, Illinois at 2:00 P.M. or any adjournment or postponement thereof, as follows.

               NOT VALID UNLESS DATED AND SIGNED ON REVERSE SIDE

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. UNLESS OTHERWISE INSTRUCTED PRIOR TO APRIL 17, 1996, THE TRUSTEE WILL VOTE YOUR SHARES FOR PROPOSALS 1 AND 2.

                                FMC CORPORATION
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]
[                                                                             ]

1. ELECTION OF FOUR DIRECTORS TO SERVE IN CLASS I FOR A TERM EXPIRING IN 1999 AS SET FORTH IN THE PROXY STATEMENT--

   Nominees: R. N. Burt, J. A. Francois-Poncet, P. G. Gyllenhammar and E. C. Meyer.

   For [_]    Withheld [_]    For All Except [_]


   ---------------------------------------------------------------------------
   (Except nominee(s) written above.)


2. Ratification of the Appointment of Independent Auditors.

   For [_]    Against [_]     Abstain [_]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

            Dated: ______________________________________________________, 1996

Signature______________________________________________________________________

Please sign exactly as name appears at left.

PROXY                           FMC CORPORATION
                                     LOGO

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

HARRIS TRUST and SAVINGS BANK, Trustee
You are instructed to vote in the manner indicated on the reverse side, and with discretionary authority as to any other matters that may properly come before the meeting, all shares of stock represented by my interest in the Stock Fund of the FMC Employees' Thrift and Stock Purchase Plan at the annual meeting of stockholders of FMC Corporation to be held on April 19, 1996, at 200 East Randolph Drive, Chicago, Illinois at 2:00 P.M. or any adjournment or postponement thereof, as follows.

             NOT VALID UNLESS DATED AND SIGNED ON THE REVERSE SIDE

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. UNLESS OTHERWISE INSTRUCTED PRIOR TO APRIL 17, 1996, THE TRUSTEE WILL VOTE YOUR SHARES FOR PROPOSALS 1 AND 2.

                                FMC CORPORATION
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]
[                                                                             ]


1. ELECTION OF FOUR DIRECTORS TO SERVE IN CLASS I FOR A TERM EXPIRING IN 1999 AS SET FORTH IN THE PROXY STATEMENT--

   Nominees: R. N. Burt, J. A. Francois-Poncet, P. G. Gyllenhammar and E. C. Meyer.

   For [_]    Withheld [_]    For All Except [_]


   ---------------------------------------------------------------------------
   (Except nominee(s) written above.)


2. Ratification of the Appointment of Independent Auditors.

   For [_]    Against [_]     Abstain [_]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

            Dated: ______________________________________________________, 1996

Signature______________________________________________________________________
Please sign exactly as name appears at left.

PROXY                           FMC CORPORATION
                                     LOGO

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

HARRIS TRUST and SAVINGS BANK, Trustee
You are instructed to vote in the manner indicated on the reverse side, and with discretionary authority as to any other matters that may properly come before the meeting, all shares of stock represented by my interest in the FMC Stock Fund of the United Defense Limited Partnership York Plan at the annual meeting of stockholders of FMC Corporation to be held on April 19, 1996, at 200 East Randolph Drive, Chicago, Illinois at 2:00 P.M. or any adjournment or postponement thereof, as follows.

             NOT VALID UNLESS DATED AND SIGNED ON THE REVERSE SIDE

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. UNLESS OTHERWISE INSTRUCTED PRIOR TO APRIL 17, 1996, THE TRUSTEE WILL VOTE YOUR SHARES FOR PROPOSALS 1 AND 2.

                                FMC CORPORATION
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]
[                                                                             ]

1. ELECTION OF FOUR DIRECTORS TO SERVE IN CLASS I FOR A TERM EXPIRING IN 1999 AS SET FORTH IN THE PROXY STATEMENT--

   Nominees: R. N. Burt, J. A. Francois-Poncet, P. G. Gyllenhammar and E. C. Meyer.

   For [_]    Withheld [_]    For All Except [_]


   ---------------------------------------------------------------------------
   (Except nominee(s) written above.)


2. Ratification of the Appointment of Independent Auditors.

   For [_]    Against [_]     Abstain [_]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

            Dated: ______________________________________________________, 1996

Signature______________________________________________________________________
Please sign exactly as name appears at left.

PROXY                           FMC CORPORATION
                                     LOGO

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

HARRIS TRUST and SAVINGS BANK, Trustee
You are instructed to vote in the manner indicated on the reverse side, and with discretionary authority as to any other matters that may properly come before the meeting, all shares of stock represented by my interest in the FMC Stock Fund of the United Defense Limited Partnership Salaried Employees' Plan at the annual meeting of stockholders of FMC Corporation to be held on April 19, 1996, at 200 East Randolph Drive, Chicago, Illinois at 2:00 P.M. or any adjournment or postponement thereof, as follows.

             NOT VALID UNLESS DATED AND SIGNED ON THE REVERSE SIDE

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. UNLESS OTHERWISE INSTRUCTED PRIOR TO APRIL 17, 1996, THE TRUSTEE WILL VOTE YOUR SHARES FOR PROPOSALS 1 AND 2.

                                FMC CORPORATION
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]
[                                                                             ]


1. ELECTION OF FOUR DIRECTORS TO SERVE IN CLASS I FOR A TERM EXPIRING IN 1999 AS SET FORTH IN THE PROXY STATEMENT--

   Nominees: R. N. Burt, J. A. Francois-Poncet, P. G. Gyllenhammar and E. C. Meyer.

   For [_]    Withheld [_]    For All Except [_]


   ---------------------------------------------------------------------------
   (Except nominee(s) written above.)


2. Ratification of the Appointment of Independent Auditors.

   For [_]    Against [_]     Abstain [_]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

            Dated: ______________________________________________________, 1996

Signature______________________________________________________________________
Please sign exactly as name appears at left.